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                                                                EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-43158 and No. 33-79038) of our report dated December 19, 1995 appearing on page 27 of General Automation, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1995.




PRICE WATERHOUSE LLP

Costa Mesa, California
December 28, 1995